Exhibit 21.1

SUBSIDIARIES OF D.R. HORTON, INC.
As of September 30, 2022

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Active Resource Management, LLC	Arizona
Austin Data, Inc.	Texas
BLM Nevada I, LLC	Delaware
BLM Nevada II, LLC	Delaware
BLM Nevada III, LLC	Delaware
BLM Nevada IV, LLC	Delaware
BP456, Inc.	Delaware
C. Richard Dobson Builders, Inc.	Virginia	Dobson Builders
Cane Island, LLC	Delaware
CH Funding, LLC	Delaware
CH Investments of Texas, Inc.	Delaware
CHM Partners, L.P.	Texas
CHTEX of Texas, Inc.	Delaware
The Club at Cobblestone, LLC	Delaware
The Club at Hidden River, LLC	Delaware
Continental Homes, Inc.	Delaware	Astante Luxury Communities; Astante Luxury Homes; D.R. Horton - Astante Series; D.R. Horton - Continental Series; Traditions - D.R. Horton
Continental Homes of Texas, L.P.	Texas	D.R. Horton America’s Builder; D.R. Horton Homes; Emerald Homes; Express Homes; Freedom Homes
Continental Residential, Inc.	California	D.R. Horton America’s Builder
Continental Traditions, LLC	Arizona
Crown Operating Company, Inc.	Delaware
CV Mountain View 25 Inv, LLC	Delaware
Cypress Road, L.P.	California
DBC54, LLC	Delaware
Desert Ridge Phase I Partners	Arizona
DHI Commercial, Inc.	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHI Commercial II, LLC	Delaware
DHI Commercial Acquisitions, LLC	Delaware
DHI Commercial - Lakeview, LLC	Delaware
DHI Commercial - Longbow, LLC	Delaware
DHI Commercial - Nona West, LLC	Delaware
DHI Commercial - Oakpoint, LLC	Delaware
DHI Commercial - Reunion Club, LLC	Delaware
DHI Commercial - Rockledge, LLC	Delaware
DHI Commercial - Signal Butte, LLC	Delaware
DHI Commercial - Tamarron, LLC	Delaware
DHI Commercial - Westridge, LLC	Delaware
DHI Commercial Construction, LLC	Delaware
DHI Commercial Construction of Arizona, LLC	Delaware
DHI Commercial Construction of Florida, LLC	Delaware
DHI Commercial Construction of Texas, LLC	Delaware
DHI Communities, Inc.	Delaware	DHI Communities
DHI Communities II, LLC	Delaware
DHI Communities Construction, LLC	Delaware
DHI Communities Construction of Arizona, LLC	Delaware
DHI Communities Construction of Colorado, LLC	Delaware
DHI Communities Construction of Delaware, LLC	Delaware
DHI Communities Construction of Florida, LLC	Delaware
DHI Communities Construction of Georgia, LLC	Delaware
DHI Communities Construction of Iowa, LLC	Delaware
DHI Communities Construction of Maryland, LLC	Delaware
DHI Communities Construction of Nevada, LLC	Delaware
DHI Communities Construction of North Carolina, LLC	Delaware
DHI Communities Construction of South Carolina, LLC	Delaware
DHI Communities Construction of Texas, LLC	Delaware
DHI Communities Construction of Utah, LLC	Delaware
DHI Communities Construction of Virginia, LLC	Delaware
DHI Communities Construction of Washington, LLC	Delaware
DHI Engineering, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHI Insurance, Inc.	Vermont
DHI Mortgage Company	Colorado	CH Mortgage Company
DHI Mortgage Company GP, Inc.	Delaware
DHI Mortgage Company LP, Inc.	Delaware
DHI Mortgage Company, Ltd.	Texas	CH Mortgage Company I, Ltd.; CH Mortgage Company I, Ltd., L.P.; CH Mortgage I, Ltd.; DHI Mortgage Company, Ltd., Limited Partnership
DHI Ranch, Ltd.	Texas
DHI Power, LLC	Delaware
DHI Realty of Alabama, LLC	Delaware
DHI Realty of Mississippi, LLC	Delaware
DHI Title GP, Inc.	Texas
DHI Title LP, Inc.	Delaware
DHI Title of Alabama, Inc.	Alabama	DHI Title of Mississippi
DHI Title of Arizona, Inc.	Arizona	DHI Title Agency
DHI Title of Florida, Inc.	Florida	DHI Title Agency
DHI Title of Louisiana, Inc.	Louisiana	DHI Title Agency
DHI Title of Minnesota, Inc.	Delaware
DHI Title of Nevada, Inc.	Delaware
DHI Title of Ohio, LLC	Delaware	DHI Title Agency
DHI Title of Texas, Ltd.	Texas
DHI Title of Washington, Inc.	Delaware
DHI Verandah South Shores Communities, LLC	Delaware	D.R. Horton
DHIC, LLC	Delaware
DHIC - Angeline, LLC	Delaware
DHIC - Arcadia, LLC	Delaware
DHIC - Black Canyon, LLC	Delaware
DHIC - Branan Field, LLC	Delaware
DHIC - Bridges, LLC	Delaware	DHI Communities
DHIC - Brightleaf, LLC	Delaware
DHIC - Brightleaf Casitas, LLC	Delaware
DHIC - Brittmore, LLC	Delaware
DHIC - Brunswick Forest, LLC	Delaware
DHIC - Carlton, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIC - Carolina Forest, LLC	Delaware
DHIC - Celina Hills, LLC	Delaware
DHIC - Chisholm Trail, LLC	Delaware
DHIC - Desert Peak, LLC	Delaware	DHI Communities
DHIC - Desert Ridge, LLC	Delaware
DHIC - Durbin Creek, LLC	Delaware	DHI Communities
DHIC - Durbin Park, LLC	Delaware
DHIC - Enclave, LLC	Delaware
DHIC - Freestone, LLC	Delaware	DHI Communities
DHIC - Gateway, LLC	Delaware
DHIC - Glendale, LLC	Delaware
DHIC - Grove West, LLC	Delaware
DHIC - Hammock Landing, LLC	Delaware
DHIC - Harvey, LLC	Delaware
DHIC - Heritage, LLC	Delaware
DHIC - Heritage Green PH I, LLC	Delaware
DHIC - Highlands Reserve, LLC	Delaware
DHIC - Horizon Uptown, LLC	Delaware
DHIC - Jacobs Reserve, LLC	Delaware	DHI Communities
DHIC - James Pitts, LLC	Delaware
DHIC - Kindred, LLC	Delaware
DHIC - Kindred II, LLC	Delaware
DHIC - Kindred III, LLC	Delaware
DHIC - Lakeview, LLC	Delaware	DHI Communities
DHIC - Lakeview II, LLC	Delaware
DHIC - Lindsey Place, LLC	Delaware
DHIC - Lipoma, LLC	Delaware
DHIC - Little Valley, LLC	Delaware
DHIC - Longbow, LLC	Delaware
DHIC - Minton Cove, LLC	Delaware	Ascend at 95
DHIC - Mirada, LLC	Delaware
DHIC - Mountain Vista, LLC	Delaware
DHIC - Naco, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIC - Nona West, LLC	Delaware
DHIC - Northbrooke Commons, LLC	Delaware
DHIC - Northshore, LLC	Delaware
DHIC - Oakpoint, LLC	Delaware
DHIC - Pioneer Hill, LLC	Delaware
DHIC - Prairie Village, LLC	Delaware	DHI Communities
DHIC - Reunion Club, LLC	Delaware
DHIC - Ridgewood, LLC	Delaware
DHIC - Rockledge, LLC	Delaware
DHIC - South Creek, LLC	Delaware	DHI Communities
DHIC - South Mountain, LLC	Delaware
DHIC - South Park, LLC	Delaware	DHI Communities
DHIC - Tamarron, LLC	Delaware	DHI Communities
DHIC - Tamarron II, LLC	Delaware
DHIC - Tupelo Sands, LLC	Delaware
DHIC - Valley Vista, LLC	Delaware
DHIC - Varina Gateway, LLC	Delaware
DHIC - Ventana, LLC	Delaware
DHIC - Waterleigh, LLC	Delaware
DHIC - Waterleigh II, LLC	Delaware
DHIC - Waterleigh III, LLC	Delaware
DHIC - Westinghouse, LLC	Delaware
DHIC - Westridge, LLC	Delaware	DHI Communities
DHIC - 1385, LLC	Delaware
DHIR - Allmon Farms, LLC	Delaware	DHI Residential
DHIR - Amber Creek, LLC	Delaware	DHI Residential
DHIR - Amore Village, LLC	Delaware	DHI Residential
DHIR - Arabella, LLC	Delaware	DHI Residential
DHIR - Asheville I, LLC	Delaware	DHI Residential
DHIR - Ashford Townes, LLC	Delaware	DHI Residential
DHIR - Aspen Vista, LLC	Delaware
DHIR - Atlanta Central I, LLC	Delaware
DHIR - Atlanta East I, LLC	Delaware	DHI Residential

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Atlanta West I, LLC	Delaware	DHI Residential
DHIR - Austin I, LLC	Delaware	DHI Residential
DHIR - Avery Park LLC	Delaware	DHI Residential
DHIR - Avian Pointe, LLC	Delaware	DHI Residential
DHIR - Baldwin County I, LLC	Delaware
DHIR - Berkshire Village, LLC	Delaware
DHIR - Birmingham I, LLC	Delaware
DHIR - BLVD 120, LLC	Delaware	DHI Residential - BLVD 120
DHIR - Boulevard Towns, LLC	Delaware	DHI Residential - Boulevard Towns
DHIR - Bridge Harbor, LLC	Delaware	DHI Residential
DHIR - Camden Parc, LLC	Delaware	DHI Residential
DHIR - Canebrake Landings, LLC	Delaware	DHI Residential
DHIR - Capital I, LLC	Delaware	DHI Residential
DHIR - Carolina Forest SF, LLC	Delaware
DHIR - Cedar Station, LLC	Delaware	DHI Residential
DHIR - Central Carolina I, LLC	Delaware	DHI Residential
DHIR - Chapel Commons, LLC	Delaware	DHI Residential
DHIR - Charleston I, LLC	Delaware
DHIR - Charlotte North I, LLC	Delaware	DHI Residential
DHIR - Chicago I, LLC	Delaware	DHI Residential
DHIR - Citadel at Colfax, LLC	Delaware	DHI Residential
DHIR - Colorado I, LLC	Delaware	DHI Residential
DHIR - Columbus I, LLC	Delaware	DHI Residential
DHIR - Corpus Christi I, LLC	Delaware	DHI Residential
DHIR - Cottonwood Hallow, LLC	Delaware	DHI Residential
DHIR - Cypress Bay, LLC	Delaware	DHI Residential
DHIR - Delaware I, LLC	Delaware	DHI Residential; DHI Residential - Delaware
DHIR - Desert Willow at Hunning Ranch, LLC	Delaware
DHIR - Devco 72, LLC	Delaware	DHI Residential
DHIR - DFW East I, LLC	Delaware	DHI Residential
DHIR - DFW West I, LLC	Delaware	DHI Residential
DHIR - Dixon Preserve, LLC	Delaware	DHI Residential
DHIR - East Florida I, LLC	Delaware	DHI Residential

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Emerald Lakes, LLC	Delaware	DHI Residential
DHIR - Equinox 20, LLC	Delaware	DHI Residential
DHIR - Erikson Parks, LLC	Delaware	DHI Residential
DHIR - Estrella Vista, LLC	Delaware	DHI Residential
DHIR - Fairview Meadows, LLC	Delaware	DHI Residential
DHIR - Fort Wayne I, LLC	Delaware	DHI Residential - Fort Wayne
DHIR - Fosters Ridge, LLC	Delaware
DHIR - Fountain Park, LLC	Delaware	DHI Residential
DHIR - Graystone Ridge, LLC	Delaware	DHI Residential
DHIR - Greenville I, LLC	Delaware
DHIR - Gulf Stream, LLC	Delaware
DHIR - Harrison Trace, LLC	Delaware	DHI Residential
DHIR - Heritage Place, LLC	Delaware	DHI Residential
DHIR - Hidden Village, LLC	Delaware	DHI Residential
DHIR - Hilton Head-Savannah I, LLC	Delaware
DHIR - Houston North I, LLC	Delaware	DHI Residential
DHIR - Houston South I, LLC	Delaware	DHI Residential
DHIR - Huff Creek, LLC	Delaware
DHIR - Huntsville I, LLC	Delaware
DHIR - Indianapolis I, LLC	Delaware	DHI Residential - Indianapolis
DHIR - Indigo, LLC	Delaware	DHI Residential
DHIR - Iowa I, LLC	Delaware	DHI Residential
DHIR - Jackson Run South, LLC	Delaware	DHI Residential - Jackson Run South
DHIR - Jennings Place, LLC	Delaware	DHI Residential
DHIR - Kindred 2B, LLC	Delaware	DHI Residential
DHIR - Knoxville I, LLC	Delaware	DHI Residential - Knoxville
DHIR - La Pradera, LLC	Delaware	DHI Residential
DHIR - Lakeside Palms West, LLC	Delaware	DHI Residential
DHIR - Lakeshore Villages, LLC	Delaware	DHI Residential
DHIR - Las Vegas I, LLC	Delaware	DHI Residential
DHIR - Louisiana East I, LLC	Delaware	DHI Residential - Louisiana East
DHIR - Louisiana West I, LLC	Delaware	DHI Residential
DHIR - Lubbock I, LLC	Delaware	DHI Residential

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Millbrook Park, LLC	Delaware	DHI Residential
DHIR - Minnesota I, LLC	Delaware	DHI Residential
DHIR - Mobile-Mississippi I, LLC	Delaware	DHI Residential
DHIR - Mustang Creek, LLC	Delaware	DHI Residential
DHIR - Myrtle Beach I, LLC	Delaware
DHIR - New Jersey I, LLC	Delaware
DHIR - North Central Texas I, LLC	Delaware	DHI Residential
DHIR - Northern Virginia I, LLC	Delaware	DHI Residential
DHIR - North Florida I, LLC	Delaware	DHI Residential
DHIR - Oklahoma City I, LLC	Delaware	DHI Residential - Oklahoma City
DHIR - Oregon I, LLC	Delaware	DHI Residential - Oregon
DHIR - Orlando East I, LLC	Delaware	DHI Residential
DHIR - Orlando West I, LLC	Delaware	DHI Residential
DHIR - Osprey Point Towns, LLC	Delaware	DHI Residential
DHIR - Panama City I, LLC	Delaware	DHI Residential
DHIR - Parkview at Lynn Haven, LLC	Delaware
DHIR - Pecan Creek, LLC	Delaware	DHI Residential
DHIR - Pensacola I, LLC	Delaware	DHI Residential
DHIR - Phoenix East I, LLC	Delaware
DHIR - Phoenix West I, LLC	Delaware	DHI Residential
DHIR - Pikes Peak Heights, LLC	Delaware	DHI Residential
DHIR - Pinnacle at North Main, LLC	Delaware	DHI Residential
DHIR - Poplar Village, LLC	Delaware
DHIR - Properties I, LLC	Delaware
DHIR - Reno I, LLC	Delaware	DHI Residential
DHIR - Riverstone at Westpointe, LLC	Delaware	DHI Residential
DHIR - Roadrunner Estates, LLC	Delaware	DHI Residential
DHIR - Rock Ridge, LLC	Delaware
DHIR - Sacramento I, LLC	Delaware	DHI Residential; Isles
DHIR - Salt Lake City I, LLC	Delaware	DHI Residential - Salt Lake City
DHIR - San Antonio I, LLC	Delaware	DHI Residential
DHIR - Sandalwood, LLC	Delaware	DHI Residential
DHIR - San Marcos I, LLC	Delaware	DHI Residential

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DHIR - Sara Park, LLC	Delaware	DHI Residential
DHIR - SoCal South I, LLC	Delaware	DHI Residential
DHIR - Soluna, LLC	Delaware	DHI Residential
DHIR - Southeast Florida I, LLC	Delaware	DHI Residential
DHIR - Southern Virginia I, LLC	Delaware	DHI Residential
DHIR - Southwest Florida I, LLC	Delaware	DHI Residential
DHIR - Starling Pointe, LLC	Delaware	DHI Residential
DHIR - Sunset Village, LLC	Delaware
DHIR - Tallahassee I, LLC	Delaware	DHI Residential
DHIR - Tamarron, LLC	Delaware	DHI Residential
DHIR - Tampa North I, LLC	Delaware	DHI Residential
DHIR - Tampa South I, LLC	Delaware	DHI Residential
DHIR - Tara St. Augustine, LLC	Delaware
DHIR - Taylor Farms, LLC	Delaware
DHIR - Tempo at Decatur, LLC	Delaware	DHI Residential
DHIR - The Heights, LLC	Delaware	DHI Residential
DHIR - The Residences at Butler Creek, LLC	Delaware	DHI Residential
DHIR - Tucson I, LLC	Delaware	DHI Residential
DHIR - Valley View, LLC	Delaware
DHIR - Village at Hickory Street, LLC	Delaware
DHIR - West Central Florida I, LLC	Delaware	DHI Residential
DHIR - Westpoint, LLC	Delaware	DHI Residential
DHIR - Wilmington I, LLC	Delaware	DHI Residential
DHIR - Wolf North, LLC	Delaware	DHI Residential
D.R. Horton - CHAustin, LLC	Delaware
D.R. Horton - Colorado, LLC	Delaware
D.R. Horton - Corpus Christi, LLC	Delaware	Braselton Homes
D.R. Horton - Crown, LLC	Delaware	Crown Communities
D.R. Horton - Emerald, Ltd.	Texas
D.R. Horton - Georgia, LLC	Delaware
D.R. Horton - Highland, LLC	Delaware
D.R. Horton - Indiana, LLC	Delaware	Westport Homes
D.R. Horton - Iowa, LLC	Delaware	Classic Builders

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton - MV, LLC	Delaware
D.R. Horton - Nebraska, LLC	Delaware
D.R. Horton - Permian, LLC	Delaware
D.R. Horton - Regent, LLC	Delaware
D.R. Horton - Terramor, LLC	Delaware	Terramor Homes
D.R. Horton - Texas, Ltd.	Texas	D.R. Horton - Texas, Ltd. LP; Emerald Homes; Express Homes
D.R. Horton - WPH, LLC	Delaware
D.R. Horton - Wyoming, LLC	Delaware
D.R. Horton, Inc. - Birmingham	Alabama
D.R. Horton, Inc. - Chicago	Delaware
D.R. Horton, Inc. - Denver	Delaware	Trimark Communities; D.R. Horton - Trimark Series
D.R. Horton, Inc. - Dietz-Crane	Delaware
D.R. Horton, Inc. - Greensboro	Delaware
D.R. Horton, Inc. - Gulf Coast	Delaware
D.R. Horton, Inc. - Huntsville	Delaware
D.R. Horton, Inc. - Jacksonville	Delaware	Emerald Homes; Express Homes
D.R. Horton, Inc. - Louisville	Delaware
D.R. Horton, Inc. - Midwest	California	Cambridge Homes; Emerald Homes; Express Homes; Express Homes of Illinois; Freedom Homes; Freedom Homes of Illinois
D.R. Horton, Inc. - Minnesota	Delaware
D.R. Horton, Inc. - New Jersey	Delaware	D.R. Horton; D.R. Horton, Northeast Division; Emerald Homes; Emerald Homes of Pennsylvania; Express Homes; Express Homes of Pennsylvania; Freedom Homes; Freedom Homes of Pennsylvania
D.R. Horton, Inc. - NNV	Delaware
D.R. Horton, Inc. - Portland	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes; Freedom Homes
D.R. Horton, Inc. - Torrey	Delaware	Torrey Homes
D.R. Horton, Inc. Foundation	Texas
D.R. Horton BAY, Inc.	Delaware	D.R. Horton America’s Builder; Emerald Homes
D.R. Horton CA2, Inc.	California	Express Homes
D.R. Horton CA3, Inc.	Delaware	Express Homes
D.R. Horton CA4, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

D.R. Horton Commercial, Inc.	Delaware
D.R. Horton Cruces Construction, Inc.	Delaware
D.R. Horton Hawaii LLC	Delaware	Emerald Homes
D.R. Horton Insurance Agency, Inc.	Texas
D.R. Horton LA North, Inc.	Delaware
D.R. Horton Life Insurance Agency, Inc.	Texas
D.R. Horton Los Angeles Holding Company, Inc.	California	D.R. Horton America’s Builder
D.R. Horton Management Company, Ltd.	Texas
D.R. Horton Materials, Inc.	Delaware
D.R. Horton Realty, LLC	Delaware
D.R. Horton Realty of Atlantic County, LLC	Delaware
D.R. Horton Realty of Central Florida, LLC	Delaware
D.R. Horton Realty of Delaware, LLC	Delaware
D.R. Horton Realty of Emerald Coast, LLC	Delaware
D.R. Horton Realty of Georgia, Inc.	Delaware
D.R. Horton Realty of Melbourne, LLC	Delaware
D.R. Horton Realty of Northwest Florida, LLC	Delaware
D.R. Horton Realty of Southeast Florida, LLC	Delaware
D.R. Horton Realty of Southwest Florida, LLC	Delaware
D.R. Horton Realty of Tampa, LLC	Delaware
D.R. Horton Realty of Virginia, LLC	Delaware	D.R. Horton Realty of Maryland; D.R. Horton Realty of West Virginia
D.R. Horton Seabridge Marina, Inc.	Delaware
D.R. Horton Serenity Construction, LLC	Delaware
D.R. Horton Urban Renewal, LLC	New Jersey
D.R. Horton VEN, Inc.	California	D.R. Horton America’s Builder; Emerald Homes
DRH - ARK, LLC	Delaware
DRH - ASG, LLC	Delaware
DRH - HWY 114, LLC	Delaware	Express Homes
DRH Cambridge Homes, LLC	Delaware
DRH Capital Trust I	Delaware
DRH Capital Trust II	Delaware
DRH Capital Trust III	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DRH Colorado Realty, Inc.	Delaware
DRH Construction, Inc.	Delaware
DRH Energy, Inc.	Colorado
DRH FS Mortgage Reinsurance, Ltd.	Turks & Caicos
DRH Land Opportunities I, Inc.	Delaware
DRH Land Opportunities II, Inc.	Delaware
DRH Mountain View, LLC	Delaware
DRH Multi-Family Rental, LLC	Delaware
DRH Oil & Gas, Inc.	Delaware
DRH Opportunities I, Inc.	Delaware
DRH Phoenix East Construction, Inc.	Arizona
DRH Properties, Inc.	Arizona
DRH Realty Company, Inc.	California	CH Realty
DRH Realty of Iowa, LLC	Delaware	D.R. Horton; D.R. Horton Homes
DRH Realty of Nebraska, LLC	Delaware
DRH Regrem VII, LP	Texas
DRH Regrem XII, LP	Texas
DRH Regrem XIV, Inc.	Delaware
DRH Regrem XV, Inc.	Delaware
DRH Regrem XVI, Inc.	Delaware
DRH Regrem XVII, Inc.	Delaware
DRH Regrem XVIII, Inc.	Delaware
DRH Regrem XIX, Inc.	Delaware
DRH Regrem XX, Inc.	Delaware
DRH Regrem XXI, Inc.	Delaware
DRH Regrem XXII, Inc.	Delaware
DRH Regrem XXIII, Inc.	Delaware
DRH Regrem XXIV, Inc.	Delaware
DRH Regrem XXV, Inc.	Delaware
DRH Regrem XLV, LLC	Delaware
DRH Regrem XLVI, LLC	Delaware
DRH Regrem XLVII, LLC	Delaware
DRH Regrem XLVIII, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

DRH Regrem XLIX, LLC	Delaware
DRH Regrem L, LLC	Delaware
DRH Regrem LI, LLC	Delaware
DRH Regrem LII, LLC	Delaware
DRH Regrem LIII, LLC	Delaware
DRH Regrem LIV, LLC	Delaware
DRH Regrem LV, LLC	Delaware
DRH Regrem LVI, LLC	Delaware
DRH Regrem LVII, LLC	Delaware
DRH Regrem LVIII, LLC	Delaware
DRH Regrem LIX, LLC	Delaware
DRH Regrem LX, LLC	Delaware
DRH Regrem LXI, LLC	Delaware
DRH Regrem LXII, LLC	Delaware
DRH Regrem LXIII, LLC	Delaware
DRH Regrem LXIV, LLC	Delaware
DRH Regrem LXV, LLC	Delaware
DRH Rental, Inc.	Delaware
DRH Rental Holdco, Inc.	Delaware
DRH Single-Family Rental, LLC	Delaware
DRH Southwest Construction, Inc.	California
DRH Tucson Construction, Inc.	Delaware
DRHI, Inc.	Delaware
DRHR - Property Management, Inc.	Delaware
Emerald Creek No. 4, L.P.	Texas
Emerald Realty of Alabama, LLC	Delaware
Emerald Realty of Central Florida, LLC	Delaware
Emerald Realty of North Florida, LLC	Delaware
Emerald Realty of Northwest Florida, LLC	Delaware
Emerald Realty of Southeast Florida, LLC	Delaware
Emerald Realty of Southwest Florida, LLC	Delaware
Encore II, Inc.	Arizona
Encore Venture Partners, L.P.	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Encore Venture Partners II (California), L.P.	Delaware
Encore Venture Partners II (Texas), L.P.	Delaware
Express Realty of Central Florida, LLC	Delaware
Express Realty of North Florida, LLC	Delaware
Express Realty of Northwest Florida, LLC	Delaware
Express Realty of Southeast Florida, LLC	Delaware
Express Realty of Southwest Florida, LLC	Delaware
Fish Springs Ranch LLC	Nevada
FOG NonOp, LLC	Delaware
Forestar Group Inc.	Delaware
Founders Oil & Gas, LLC	Delaware
Founders Oil & Gas II, LLC	Delaware
Founders Oil & Gas III, LLC	Delaware
Founders Oil & Gas IV, LLC	Delaware
Founders Oil & Gas Operating, LLC	Delaware
Georgetown Data, Inc.	Texas
Germann & McQueen, L.L.C.	Arizona
GP-Encore, Inc.	Arizona
Grande Realty Incorporated	New Jersey	D.R. Horton Realty, Inc.; D.R. Horton Realty of New Jersey
Grande Realty of Pennsylvania, LLC	Delaware	D.R. Horton Realty of Pennsylvania
Grande Title Agency, LLC	New Jersey
Greywes, LLC	California	D.R. Horton America’s Builder
Hadian, LLC	Delaware
HPH Homebuilders 2000 L.P.	California
Kaomalo LLC	Hawaii
KDB Homes, Inc.	Delaware	Continental Homes; Continental Welcome Home; D.R. Horton - Continental Series; D.R. Horton America’s Builder
Lexington Homes - DRH, LLC	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes; Lexington Homes
Martin Road Lake Forest, LLC	Colorado
McQueen & Willis, LLC	Arizona
Meadows I, Ltd.	Delaware
Meadows II, Ltd.	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Meadows VIII, Ltd.	Delaware
Meadows IX, Inc.	New Jersey
Meadows X, Inc.	New Jersey
Melody Homes, Inc.	Delaware	D. Jensen Homes, Inc.; D.R. Horton America’s Builder; D.R. Horton - Melody Series; Emerald Homes; Express Homes; Freedom Homes
Metro Title, LLC	Virginia
MRLF, LLC	Colorado
Nevada Land and Resource Holdings, Inc.	Nevada
Pacific Ridge - DRH, LLC	Delaware	D.R. Horton; Pacific Ridge; Pacific Ridge - DRH
Resource Development and Infrastructure, LLC	Nevada
Rielly Carlsbad LLC	Delaware
Rielly Homes Madison, LLC	Delaware
Schuler Homes of Arizona LLC	Delaware	Continental Homes; D.R. Horton - Continental Series; D.R. Horton - Schuler Series
Schuler Homes of California, Inc.	California
Schuler Homes of Oregon, Inc.	Oregon
Schuler Homes of Washington, Inc.	Washington
SFTEN, LLC	Delaware
SGS Communities at Grande Quay L.L.C.	New Jersey
SHA Construction LLC	Delaware
SHLR of California, Inc.	California
SHLR of Nevada, Inc.	Nevada
SHLR of Washington, Inc.	Washington
SRHI LLC	Delaware
SSHI LLC	Delaware	D.R. Horton; D.R. Horton Custom Homes; DR Horton; DR Horton Custom Homes; Emerald Homes; Express Homes; Stafford Custom Homes; Stafford Homes
Surprise Village North, LLC	Arizona
Tierra Financial Advisors, LLC	Delaware
Travis County Title Company	Texas	DHI Title Agency; DHI Title of Georgia; DHI Title of Central Texas; DHI Title of North Carolina
Treasure Assets, LLC	Delaware
Venture Management of South Carolina, LLC	South Carolina

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

Vertical Construction Corporation	Delaware
Vidler New Mexico LLC	Nevada
Vidler Water Company Inc.	Nevada
Vidler Water Resources, Inc.	Delaware
Walker Drive, LLC	Delaware	D.R. Horton America’s Builder
Western Pacific Brea Development, LLC	Delaware
Western Pacific Housing, Inc.	Delaware	D.R. Horton America’s Builder; Emerald Homes; Express Homes
Western Pacific Housing-Antigua, LLC	Delaware
Western Pacific Housing-Broadway, LLC	Delaware
Western Pacific Housing-Canyon Park, LLC	Delaware
Western Pacific Housing-Carrillo, LLC	Delaware
Western Pacific Housing-Communications Hill, LLC	Delaware
Western Pacific Housing-Copper Canyon, LLC	Delaware
Western Pacific Housing-Creekside, LLC	Delaware
Western Pacific Housing-Lomas Verdes, LLC	Delaware
Western Pacific Housing-Lyons Canyon Partners, LLC	Delaware
Western Pacific Housing Management, Inc.	California
Western Pacific Housing-McGonigle Canyon, LLC	Delaware
Western Pacific Housing - Mountaingate, L.P.	California
Western Pacific Housing-Norco Estates, LLC	Delaware
Western Pacific Housing-Pacific Park II, LLC	Delaware
Western Pacific Housing-Park Avenue East, LLC	Delaware
Western Pacific Housing-Park Avenue West, LLC	Delaware
Western Pacific Housing-Playa Vista, LLC	Delaware
Western Pacific Housing-River Ridge, LLC	Delaware
Western Pacific Housing - SDG, LLC	California
Western Pacific Housing-Terra Bay Duets, LLC	Delaware
Western Pacific Housing-Torrey Meadows, LLC	Delaware
Western Pacific Housing-Torrey Village Center, LLC	Delaware
Western Pacific Housing - Westlake II, L.P.	California
Western Pacific Housing-Windemere, LLC	Delaware
WPH-Camino Ruiz, LLC	Delaware
WPH-Copper Canyon, LLC	Delaware

NAME	STATE OF INCORPORATION OR ORGANIZATION	DOING BUSINESS AS

WPH-Copper Canyon II, LLC	Delaware
137 Mitchells Chance, LLC	Delaware
1050 North Argonne Road, LLC	Delaware
6875 North Oracle Road, LLC	Delaware
10700 Pecan Park Austin, Inc.	Delaware
11241 Slater Avenue NE, LLC	Delaware
2 C Development Company LLC	California
8800 Roswell Road Bldg. B, LLC	Delaware
91st Avenue & Happy Valley, L.L.C.	Arizona
7689 East Pinnacle Peak Road, LLC	Delaware